Annual Shareholder Meeting April 19, 2007 Exhibit 99.1

› Company Profile › Strategic Growth Opportunities › Integration Update › Financial Performance › The New Regions

A Top Ten U.S. Bank Holding Company
› Market Capitalization $26 billion 9th
› Assets $138 billion 8th
› Loans, net of unearned income $94 billion 9th
› Deposits $95 billion             8th
› Branches 1,913 7th
› ATMs 2,590 8th
National Rank¹
1 As of December 31, 2006.

REGIONS

IA
IL
IN
MO
KY
VA
NC
AR
SC
MS
TX
AL
GA
LA
FL

Franchise Footprint
Source:  SNL DataSource.  Deposit data as of 30-Jun-2006.
NOTE: Divestitures are not included
State Dep. ($B) Mkt. Share Rank
AL $20.8 30% #1
FL 18.4 5 #4
TN 17.6 17 #2
LA 7.8 11 #3
MS 6.5 16 #1
GA 5.5 3 #6
AR 4.4 10 #1
TX 2.9 1 #19
MO 2.3 2 #7
IN 1.9 2 #10
Other 4.3 — —
Regions
Morgan Keegan
Insurance

Daily Customer Interaction With Regions
›
5.2 million checks are processed
›
800,000 deposits / withdrawals are made with our tellers
›
225,000 customers use our ATMs for cash withdrawals
›
405,000 customers call us for account information
›
52,000 additional customers call one of our telephone bankers
›
470,000 customers access our Web site
›
425,000 additional customers use our Internet banking product
›
50,000 bills are paid by using our Internet banking product
›
1,160,000 purchases are made with our debit card

› Company Profile › Strategic Growth Opportunities › Integration Update › Financial Performance › The New Regions

Strategic Growth Opportunities
Florida
De Novo Branching
Morgan Keegan
Improved Market
Density
›
Increased deposit market share in one of the
highest growth states in the United States
›
Leverage de novo branching expertise
›
Branch expansion across high-growth areas
of footprint
›
Additional opportunities to leverage Morgan
Keegan across franchise
›
Attractive markets
›
Benefit from size and diversity

› Company Profile › Strategic Growth Opportunities › Integration Update › Financial Performance › The New Regions

Integration Accomplishments
›
Announced Key Organizational Decisions
›
Identified Major Systems and Started Conversions
›
Introduced New Culture and Brand Identity
›
Completed Divestitures
›
Began Executing Branch Consolidation Plans

Branch Conversion Schedule

Branch Conversion Schedule

REGIONS

IA
IL
IN
MO
KY
VA
TN
NC
AR
SC
MS
AL
GA
TX
LA
FL

Branch Conversion Schedule

Branch Conversion Schedule

Technology Investments: Keeping Focused
on Customers
›
Customers to experience faster loan approvals
›
Plans in place to protect customer information in
aftermath of a disaster
›
Event Command Center established to track
status of all four conversion events

› Company Profile › Strategic Growth Opportunities › Integration Update › Financial Performance › The New Regions

Financial Performance
0.20% 0.22% Net Charge Off Ratio
Asset Quality
0.45% 0.40% Nonperforming Assets as a % of Loans
1.18% 1.17%
Allowance for Credit Losses as a % of Loans
6.52% 6.53% Tangible Equity/ Tangible Assets
Capital Strength
24.96% 24.83% Return on Avg. Tangible Equity
1.46% 1.52% Return on Avg. Assets
56.56% 56.32% Operating Efficiency
3.99% 4.17% Net Interest Margin
Profitability*
2006 1Q07
* Excluding discontinued operations and merger-related charges

Total Shareholder Return 0 20 40 60 80 Regions S&P 500 Index S&P Bank Index Regions S&P 500 Index S&P Bank Index Regions S&P 500 Index S&P Bank Index 1 Year 3 Years 5 Years

› Company Profile › Strategic Growth Opportunities › Integration Update › Financial Performance › The New Regions

Our Brand Promise to Customers
“You can expect more
from Regions. Yes, we
are in the business of
banking. But we are also
in the business of life.
And while our financial
solutions will help you get
more from your money, it
is our mission to help you
get more out of life.”

Creating a New Corporate Culture
Five new Core Operating Values
guide how we serve customers
and each other:
›
Do what is right
›
Put people first
›
Reach higher
›
Focus on your customer
›
Enjoy life
These values support our goal to
make life better for customers,
associates and the communities
where we live and work.

Regions and Social Responsibility Improving lives in the communities we serve: › Corporate Giving Program › Matching Gifts Program › Associate Volunteer Program

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